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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 24, 2002 (Date of Report)
NEORX CORPORATION (Exact Name of Registrant as Specified in Charter)
Washington (State or Other Jurisdiction of Incorporation)	0-16614 (Commission File No.)	91-1261311 (IRS Employer Identification No.)
410 West Harrison Street, Seattle, Washington (Address of principal executive offices)		98119-4007 (Zip Code)
(206) 281-7001 (Registrant's telephone number, including area code)

Item 5. Other Events

NEORX REPORTS SECOND QUARTER 2002 RESULTS

Skeletal Targeted Radiotherapy (STR) Dosimetry Study Initiated

NeoRx Discontinues Pretarget® Program and Reduces Workforce

        See Exhibit 99.1 for additional information.

Item 7. Exhibits

99.1
Press release dated July 24, 2002

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEORX CORPORATION
Dated: July 24, 2002	By	/s/ RICHARD L. ANDERSON Richard L. Anderson Senior VP, CFO and Secretary

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EXHIBIT INDEX

        Exhibit No.

        99.1    Press Release dated July 24, 2002

CONTACT:

          Melinda G. Kile

          Vice President and Controller

          NeoRx Corporation

          (206) 281 7001

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